UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020 (July 28, 2020)

LUMOS PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4200 Marathon Blvd., Suite 200 Austin, TX 78756
(Address of principal executive offices)

Registrant's telephone number, including area code: (512) 215-2630

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LUMO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of Lumos Pharma, Inc. (the "Company") was held on July 28, 2020, for the following purposes:

•
To elect the nominees for director, Richard J. Hawkins and Thomas A. Raffin, M.D., nominated by the Board of Directors of the Company (the "Board"), to serve until the 2023 Annual Meeting of Stockholders;

•
To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's definitive proxy statement, filed with the Securities and Exchange Commission on June 23, 2020 (the "Proxy Statement"); and

•	To ratify the selection by the Audit Committee of the Board of KPMG, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.
At the meeting, the stockholders of the Company:

•	elected Richard J. Hawkins and Thomas A. Raffin, M.D. as directors of the Company;

•	approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers, as set forth in the Proxy Statement; and

•	ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2020.
The final voting results on each of the matters submitted to a vote of stockholders at the 2020 Annual Meeting are as follows:

	Election of Directors	For	Withheld	Broker Non-Votes
1.	Richard J. Hawkins	3,966,290	17,709	1,454,476
	Thomas A. Raffin, M.D.	3,964,109	19,890	1,454,476

		For	Against	Abstentions	Broker Non-Votes
2.	Approval, on an advisory basis, of the compensation of the Company's named executive officers	3,919,005	49,879	15,115	1,454,476

		For	Against	Abstentions
3.	Ratification of KPMG LLP as independent registered public accounting firm for the Company's fiscal year ending December 31, 2020	5,351,246	59,246	27,983

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    August 3, 2020

LUMOS PHARMA, INC., a Delaware corporation

By:	/s/ Richard J. Hawkins
Richard J. Hawkins
Its:	Chief Executive Officer